SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 15, 1997
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                         FIRSTPLUS FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)



             NEVADA                      0-27550               75-2561085
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(State or other jurisdiction of     (Commission File         (IRS Employer
         incorporation)                 Number)            Identification No.)

1600 VICEROY, 8TH FLOOR, DALLAS, TEXAS                                  75235
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (214) 599-6400
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          (Former name or former address, if changed since last report)


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CORPDAL:96076.1  28835-00003
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ITEM 8.  CHANGE IN FISCAL YEAR
         ---------------------

     On December 15, 1997, the Board of Directors of FIRSTPLUS Financial Group, Inc. (the "Company") approved a change in the Company's fiscal year end from September 30 to December 31, to be effective beginning January 1, 1998. The Company will not file a Quarterly Report on Form 10-Q for the transition period ending December 31, 1997. Instead, the Company will file an Annual Report on Form 10-K within 90 days after the transition period ending December 31, 1997.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FIRSTPLUS FINANCIAL GROUP, INC.


Date:  December 23, 1997                        By:    /s/ William P. Benac
                                                       -------------------------
                                                       William P. Benac
                                                       Chief Financial Officer


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